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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08415

Evergreen Fixed Income Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for one of its series, Evergreen Core Plus Bond Fund, for the year ended April 30, 2008. This series has April 30 fiscal year end.

Date of reporting period: April 30, 2008

Item 1 - Reports to Stockholders.

Evergreen Core Plus Bond Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
7	ABOUT YOUR FUND’S EXPENSES
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
32	STATEMENT OF ASSETS AND LIABILITIES
34	STATEMENT OF OPERATIONS
35	STATEMENTS OF CHANGES IN NET ASSETS
36	NOTES TO FINANCIAL STATEMENTS
51	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
52	ADDITIONAL INFORMATION
56	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company's other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Core Plus Bond Fund for the twelve-month period ended April 30, 2008 (the “twelve-month period”).

The fiscal year witnessed a dramatic change in fixed income markets as problems that first surfaced in housing and the subprime mortgages raised questions about the strength of the domestic economy and the risks of credit-sensitive investments. Corporate bonds and asset-backed securities performed well early in the period, with gains in economic output, corporate profits and employment encouraging optimism. The backdrop for investing began to change, however, by the summer of 2007 amid widening worries about problems in the financials sector. Major financial institutions began to report substantial losses from their exposures to subprime mortgages and banks started to tighten their credit standards and to restrict their lending. With fears of a dramatic downturn hovering over the market, fixed income investors sought out the highest-quality securities and attempted to avoid credit risk. As a consequence, the prices of corporate bonds and many asset-backed securities fell, while Treasuries rallied in a general flight to quality over much of the period. These general trends later reversed themselves in the final month of the twelve-month period, with high yield corporate bonds and other credit-sensitive securities rallying in April 2008 following a series of actions by the U.S. Federal Reserve Board (the “Fed”) to stabilize the markets. Equities, meanwhile, tended to move in the same general direction as corporate bonds over the fiscal year. Stock prices rose very early in the period before falling in late 2007 and early 2008 and then rallying again in April. For the full twelve-month period, stock valuations fell across all market capitalizations, investment styles and regions. At the same time, the prices of gold, oil and

LETTER TO SHAREHOLDERS continued

other commodities surged while the U.S. dollar weakened further.

The U.S. economy grew briskly early in 2007, but then slowed significantly in late 2007 and early 2008. Economic growth decelerated as lending for ordinary consumer and commercial activity dried up, accentuating the weakening effects of declining home prices. Corporate profits, employment and other key economic indicators showed clear evidence of deterioration. Gross Domestic Product growth decelerated to a paltry 0.6% rate during the final quarter of 2007 and a marginally better 0.9% pace for the first quarter of 2008. Much of the strength early in 2008 came from exports and government spending, rather than from any noticeable improvements in consumer spending, business investment or housing. To reinvigorate the economy and stimulate lending activity, the Fed became increasingly aggressive, taking a series of steps to pour liquidity into the financial system. Starting in September 2007 and continuing through April 2008, the Fed cut the key fed funds rate seven different times, lowering the influential short-term rate from 5.25% to 2%. In March 2008, the central bank also opened its lending facilities to securities firms as well as commercial banks and intervened to help JPMorgan Chase & Co. purchase the collapsing investment bank Bear Stearns Cos. Meanwhile, Congress and the Bush administration rushed through a $168 billion fiscal stimulus bill, which included tax rebate checks, in an effort to boost growth in the second half of 2008.

During the twelve-month period, managers of Evergreen’s intermediate- and long-term bond funds paid careful attention to risk management in a changing market environment. The teams supervising the higher-credit quality funds—including Evergreen U.S. Government Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund and Evergreen Institutional Mortgage Portfolio—monitored Fed policy and interest-rate movements as well as general macroeconomic trends in managing their portfolios. Meanwhile, the managers of Evergreen High Income Fund and Evergreen Select High Yield Bond Fund tended to position their credit-sensitive portfolios relatively conservatively during a period of growing risk aversion. After repositioning their

LETTER TO SHAREHOLDERS continued

portfolio early in the fiscal year, the managers of Evergreen Diversified Income Builder Fund maintained an emphasis on better-quality, high yield corporate bonds and also increased their exposure to dividend-paying stocks.

The experiences in the capital markets during the twelve-month period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Notification of Restatement of Financial Statements:

The financial statements contained within this annual report as of April 30, 2008 have been restated effective June 11, 2009, to reflect a change in the valuation of certain holdings contained in the Schedule of Investments. Please refer to Note 13 of the Notes to Financial Statements for more information and for effects of this restatement.

FUND AT A GLANCE

as of April 30, 2008

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisors:

• Evergreen International Advisors
• Tattersall Advisory Group, Inc.

Portfolio Managers:

• Robert A. Calhoun, CFA
• Michael Lee
• Anthony Norris
• Alex Perrin
• Peter Wilson
• Parham M. Behrooz, CFA
• Andrew Cestone
• Todd C. Kuimjian, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2008.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 11/30/1972

	Class A	Class B	Class C	Class I
Class inception date	5/20/2005	5/20/2005	5/20/2005	11/30/1972

Nasdaq symbol	EKDLX	EKDMX	EKDCX	EKDYX

Average annual return*

1-year with sales charge	-7.01%	-7.82%	-4.04%	N/A

1-year w/o sales charge	-2.38%	-3.18%	-3.11%	-2.13%

5-year	2.77%	3.00%	3.33%	3.95%

10-year	4.53%	4.81%	4.82%	5.13%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical perfor mance shown for Class I prior to 5/23/2005 is based on the performance of the fund’s predecessor closed-end fund, Vestaur Securities Fund. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and Vestaur Securities Fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

Comparison of a $10,000 investment in the Evergreen Core Plus Bond Fund Class A shares versus a similar investment in the Evergreen Diversified Bond Blended Index (EDBBI), the Lehman Brothers Aggregate Bond Index (LBABI), the Lehman Brothers Corporate Bond Index (LBCBI), the Merrill Lynch High Yield, Cash Pay, BB-B Index† (MLHYCPBB-B) and the Consumer Price Index (CPI).

The EDBBI, the LBABI, the LBCBI and the MLHYCPBB-B are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and do not represent an investment return. It is not possible to invest directly in an index.

^

The fund has previously compared its performance to the EDBBI, LBCBI and the MLHYCPBB-B. Given recent changes to the fund’s principal investment strategies, the fund believes that the LBABI is a more appropriate benchmark than the EDBBI, LBCBI and the MLHYCPBB-B. In future periods, the fund will compare its performance to the LBABI.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -2.38% for the twelve-month period ended April 30, 2008, excluding any applicable sales charges. During the same period, the EDBBI returned 2.59%, the LBABI returned 6.87%, the LBCBI returned 3.06% and the MLHYCPBB-B returned 0.58%.

The fund’s objective is to seek to maximize total return through a combination of current income and capital growth.

The fund’s underperformance relative to its benchmarks was principally due to its exposure to commercial mortgage-backed securities (CMBS) and Residential Mortgage-Backed Securities (RMBS) during a period when all securitized assets significantly lagged other sectors in the fixed income markets. The fiscal year began in May 2007 amid evidence that the domestic economy was continuing to expand after weathering a housing slump earlier in the year. Corporate bonds continued to perform well as investors sought out higher yields. The Federal Reserve Board (the “Fed”) indicated it was more concerned about inflationary pressures than about any potential drags on the economy, and it held the key fed funds rate unchanged at the 5.25% level where it had been for more than a year. That environment began to change in June 2007 amid mounting evidence that weakness in housing and problems in subprime mortgages were becoming more of a threat to the economy. Many major financial institutions, both domestic and international, began reporting significant losses from their subprime mortgage investments. Problems originating in the subprime market led to a massive deleveraging of the financial system and a seizing up of the fixed income markets. Investors typically sought out higher-quality bonds, most notably Treasuries, as evidence accumulated of a growing liquidity crunch affecting lending activities. In this general flight to quality, Treasuries outperformed all other sectors of the fixed income markets for the remainder of the fiscal year as the financial markets remained mired in a liquidity crunch. To relieve this credit crunch and inject liquidity into the financial markets, the Fed, in a series of actions

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates. A high rate of defaults on the mortgages held by a mortgage pool may limit the pool’s ability to make payments to the fund if the fund holds securities that are subordinate to other interest in the same mortgage pool; the risk of such defaults is generally higher in mortgage pools that include subprime mortgages.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

The Evergreen Diversified Bond Blended Index is composed of the following indexes: LBCBI (80%) AND MLHYCPBB-B (20%).

†	Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of April 30, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY continued

starting in September 2007 and continuing through the end of the fiscal year in April 2008 provided funds to financial institutions. The Fed also lowered the fed funds rate from 5.25% to 2.00% and announced a series of other policy moves to ease lending activity.

For most of the fiscal year, we kept the fund’s duration—or exposure to change in interest rates—consistent with that of the LBABI, and this neutral duration position had minimal impact on results. The fund’s investments in Treasuries, government agency securities and international bonds all contributed positively to performance. The fund had only minimal exposure to high yield corporate bonds early in the fiscal year, but we increased the positions late in 2007 as yield spreads widened and high yield bonds appeared more attractive. This increased exposure, however, hurt relative performance during the first three months of 2008 as yield spreads widened further and Treasuries continued to outperform.

The fund typically invests in a diversified mix of bonds from all sectors of the market including corporate bonds and high-quality mortgage-backed securities (MBS), CMBS, and asset-backed securities (ABS). In most environments, this strategy has provided additional yield to the fund and added to the overall performance relative to the market. In a liquidity crisis and flight to quality, however, these high-quality assets are often the ones that are most affected. The fund held a minimal allocation to U.S Treasuries over the course of the fiscal year particularly as yield spreads widened last fall. For most major sectors of the market, yield spreads reached record levels in November 2007. As spreads widened, the fund added to its exposure in the corporate sector, where it had been underweight for most of the fiscal year. In the securitized sector (MBS, CMBS and ABS) the fund maintained its overweight position and began to add more exposure to AAA nonagency mortgages as the spread between agency and non-agency bonds widened to record levels. As we moved into 2008, problems in the subprime market continued to weigh on investors and confidence in the financial system remained low. Financial institutions typically continued to struggle as they attempted to value the subprime mortgages held on their balance sheets and shore up capital positions. Spread sectors, which were already historically cheap, underperformed even more in the first three months of 2008 and the fund’s performance was negatively impacted. While the fund did not own any subprime mortgages, its performance nevertheless was hurt by the fallout from the subprime crisis. Investments in CMBS, investment-grade corporate bonds, and ABS tended to detract from results during a period in which the markets did not reward any credit risk. The Fed’s efforts to provide liquidity and shore up the financial system began to take hold in mid-March 2008 and the market tone began to improve. In the last months of the fiscal year, spreads in CMBS and corporates in particular began to narrow significantly and the performance of the fund began to improve.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2007	Ending Account Value 4/30/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$974.18	$4.52
Class B	$1,000.00	$970.55	$8.18
Class C	$1,000.00	$970.55	$8.18
Class I	$1,000.00	$975.39	$3.29
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.29	$4.62
Class B	$1,000.00	$1,016.56	$8.37
Class C	$1,000.00	$1,016.56	$8.37
Class I	$1,000.00	$1,021.53	$3.37

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.92% for Class A, 1.67% for Class B, 1.67% for Class C and 0.67% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	Restated 2008†	2007	2006[1]	Year Ended November 30, 2005[2,3]

Net asset value, beginning of period	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income (loss)	0.74	0.81	0.33	0.41 [4]
Net realized and unrealized gains or losses on investments	(1.07)	0.23	(0.27)	(0.28)

Total from investment operations	(0.33)	1.04	0.06	0.13

Distributions to shareholders from
Net investment income	(0.51)	(0.83)	(0.34)	(0.43)
Tax basis return of capital	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.72)	(0.84)	(0.34)	(0.43)

Net asset value, end of period	$13.40	$14.45	$14.25	$14.53

Total return[5]	(2.38)%	7.49%	0.43%	0.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$167,732	$199,442	$213,268	$226,450
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.94%	0.96%[6]	0.97%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.16%	1.19%[6]	1.15%[6]
Net investment income (loss)	5.23%	5.65%	5.43%[6]	5.28%[6]
Portfolio turnover rate	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class A shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class A shares commenced on May 20, 2005.

4	Net investment income (loss) per share is based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.
†	Certain amounts for the year ended April 30, 2008 have been restated (See Note 13).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	Restated 2008†	2007	2006[1]	Year Ended November 30, 2005[2,3]

Net asset value, beginning of period	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income (loss)	0.64	0.70	0.28	0.36 [4]
Net realized and unrealized gains or losses on investments	(1.07)	0.23	(0.26)	(0.28)

Total from investment operations	(0.43)	0.93	0.02	0.08

Distributions to shareholders from
Net investment income	(0.41)	(0.72)	(0.30)	(0.38)
Tax basis return of capital	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.62)	(0.73)	(0.30)	(0.38)

Net asset value, end of period	$13.40	$14.45	$14.25	$14.53

Total return[5]	(3.18)%	6.71%	0.14%	0.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,618	$16,102	$18,277	$20,439
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.67%	1.67%	1.67%[6]	1.67%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.85%	1.89%[6]	1.85%[6]
Net investment income (loss)	4.49%	4.91%	4.72%[6]	4.58%[6]
Portfolio turnover rate	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class B shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class B shares commenced on May 20, 2005.

4	Net investment income (loss) per share is based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.
†	Certain amounts for the year ended April 30, 2008 have been restated (See Note 13).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	Restated 2008†	2007	2006[1]	Year Ended November 30, 2005[2,3]

Net asset value, beginning of period	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income (loss)	0.63	0.70	0.28	0.36 [4]
Net realized and unrealized gains or losses on investments	(1.06)	0.23	(0.26)	(0.28)

Total from investment operations	(0.43)	0.93	0.02	0.08

Distributions to shareholders from
Net investment income	(0.41)	(0.72)	(0.30)	(0.38)
Tax basis return of capital	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.62)	(0.73)	(0.30)	(0.38)

Net asset value, end of period	$13.40	$14.45	$14.25	$14.53

Total return[5]	(3.11)%	6.71%	0.14%	0.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$21,699	$24,157	$25,972	$27,764
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.67%	1.67%	1.67%[6]	1.67%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.85%	1.89%[6]	1.85%[6]
Net investment income (loss)	4.48%	4.91%	4.72%[6]	4.58%[6]
Portfolio turnover rate	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class C shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class C shares commenced on May 20, 2005.

4	Net investment income (loss) per share is based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.
†	Certain amounts for the year ended April 30, 2008 have been restated (See Note 13).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,			Year Ended November 30,

CLASS I	Restated 2008†	2007	2006[1]	2005[2]	2004[2]	2003[2]

Net asset value, beginning of period	$14.45	$14.25	$14.53	$15.14	$15.14	$14.27

Income from investment operations
Net investment income (loss)	0.76	0.83	0.34	0.79 [3]	0.93	0.95
Net realized and unrealized gains or losses on investments	(1.05)	0.25	(0.26)	(0.41)	0.02	0.91

Total from investment operations	(0.29)	1.08	0.08	0.38	0.95	1.86

Distributions to shareholders from
Net investment income	(0.55)	(0.87)	(0.36)	(0.86)	(0.95)	(0.99)
Tax basis return of capital	(0.21)	(0.01)	0	(0.13)[4]	0	0

Total distributions to shareholders	(0.76)	(0.88)	(0.36)	(0.99)	(0.95)	(0.99)

Net asset value, end of period	$13.40	$14.45	$14.25	$14.53	$15.14	$15.14

Total return	(2.13)%	7.78%	0.55%	2.82%	6.47%	13.43%

Ratios and supplemental data
Net assets, end of period (thousands)	$47,668	$56,478	$61,711	$65,893	$97,235	$97,277
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.67%	0.67%	0.67%[5]	0.79%	0.94%	0.91%
Expenses excluding waivers/reimbursements and expense reductions	0.85%	0.85%	0.89%[5]	0.88%	0.97%	0.94%
Net investment income (loss)	5.48%	5.91%	5.72%[5]	5.50%	6.10%	6.43%
Portfolio turnover rate	374%[6]	70%	30%	55%	23%	45%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 23, 2005 are those of Vestaur Securities Fund. The per share information has been restated to give effect to this transaction. Total return performance reflects the total return of Vestaur Securities Fund based on its net asset value.

3	Net investment income (loss) per share is based on average shares outstanding during the period.
4	Return of capital relates to former Vestaur Securities Fund shareholders and is based on average shares outstanding from December 1, 2004 through May 20, 2005.
5	Annualized
6	Portfolio turnover rate includes mortgage dollar roll activity.
†	Certain amounts for the year ended April 30, 2008 have been restated (See Note 13).

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.5%
FIXED-RATE 1.5%
FHLMC, Ser. M009, Class A, 5.40%, 10/15/2021 (cost $3,514,181)	$3,510,671	$3,711,937

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 6.5%
FIXED-RATE 6.5%
FHLMC:
Ser. 2594, Class QE, 5.00%, 08/15/2031	2,395,000	2,378,775
Ser. 2647, Class PC, 5.00%, 11/15/2031	2,500,000	2,487,192
Ser. 2695, Class BG, 4.50%, 04/15/2032	950,000	923,672
Ser. 2991, Class QD, 5.00%, 08/15/2034	2,550,000	2,546,641
Ser. 3036, Class NC, 5.00%, 03/15/2031	1,740,000	1,736,443
Ser. 3068, Class AK, 4.50%, 03/15/2027	335,000	328,368
FNMA:
Ser. 2002-T12, Class A3, 7.50%, 05/25/2042	17,531	18,759
Ser. 2002-T19, Class A3, 7.50%, 07/25/2042	287,397	310,973
Ser. 2003-129, Class PW, 4.50%, 07/25/2033	2,800,000	2,799,748
Ser. 2003-W4, Class 4A, 7.50%, 10/25/2042	182,923	195,008
Ser. 2007-65, Class GV, 5.00%, 07/25/2018	2,518,407	2,520,176

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $15,645,539)		16,245,755

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 17.0%
FIXED-RATE 17.0%
FHLMC:
5.00%, 09/15/2028	210,000	212,474
6.50%, 09/25/2043	107,025	110,241
7.50%, 09/01/2013-08/25/2042	163,838	172,420
9.00%, 12/01/2016	129,813	140,441
9.50%, 12/01/2022	18,129	20,042
FHLMC 30 year, 5.00%, TBA #	14,450,000	14,199,379
FNMA:
5.70%, 11/01/2011 ##	6,444,506	6,677,862
6.10%, 03/01/2012	2,214,558	2,332,349
6.27%, 02/01/2011	3,333,271	3,467,365
6.45%, 09/01/2016	1,745,740	1,853,069
6.80%, 08/01/2009	2,978,099	3,040,039
7.87%, 07/01/2026 ##	3,006,052	3,506,322
9.00%, 02/01/2025-09/01/2030	167,357	184,179
10.00%, 09/01/2010-04/01/2021	85,759	95,850
FNMA 15 year, 5.00%, TBA #	2,990,000	2,999,810
GNMA:
8.00%, 03/15/2022-08/15/2024	58,636	64,137
8.25%, 05/15/2020	57,026	62,351
8.50%, 09/15/2024-01/15/2027	59,542	65,764
9.00%, 12/15/2019	58,314	63,907
9.50%, 09/15/2019	13,937	15,490
10.00%, 01/15/2019-03/15/2020	29,307	33,366

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
GNMA 30 Year:
5.50%, TBA #	$2,105,000	$2,132,300
6.00%, TBA #	1,250,000	1,284,180

Total Agency Mortgage-Backed Pass Through Securities (cost $42,123,318)		42,733,337

AGENCY REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.2%
FNMA:
Ser. 2003-W02, Class 2A9, 5.90%, 07/25/2042	161,592	165,296
Ser. 2003-W12, Class 1A8, 4.55%, 06/25/2043	350,000	346,838

Total Agency Reperforming Mortgage-Backed Collateralized Mortgage Obligations (cost $491,386)		512,134

ASSET-BACKED SECURITIES 2.9%
Acacia CDO, Ltd., Ser. 10A, Class C, FRN, 4.30%, 09/07/2046 144A ¯	1,000,000	0
American Home Mtge. Backed Investment Trust, Ser. 2005-2, Class 5A4C, 5.41%, 09/25/2035	2,000,000	1,469,860
Deutsche Alt-A Securities, Inc., Mtge. Loan Trust, Ser. 2006-AB2, Class A3, 6.27%, 06/25/2036	2,000,000	1,348,279
MASTR Asset Backed Securities Trust, Ser. 2005-AB1, Class A4, 5.65%, 10/25/2032	2,500,000	1,842,970
Nautilus RMBS CDO, Ltd., Ser. 2005-1A, Class A3, FRN, 4.23%, 07/07/2040 144A ¯	2,705,709	1,215,674
Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class A2, 5.52%, 01/25/2036	2,078,000	1,406,702

Total Asset-Backed Securities (cost $11,896,465)		7,283,485

COMMERCIAL MORTGAGE-BACKED SECURITIES 15.3%
FIXED-RATE 11.9%
Banc of America Comml. Mtge. Securities, Inc., Ser. 2007-1, Class A4, 5.45%, 01/15/2049	245,000	238,484
Banc of America Comml. Mtge., Inc., Ser. 2000-2, Class F, 7.92%, 09/15/2032	3,000,000	3,100,650
Banc of America Mtge. Securities, Inc., Ser. 2003-7, Class B6, 4.75%, 09/25/2018	228,797	142,609
Citigroup Comml. Mtge. Trust, Ser. 2007-C6, Class C, 5.89%, 07/10/2017	855,000	615,811
Commercial Mtge. Pass-Through Cert., Ser. 2007-C9, Class B, 6.01%, 12/10/2049	910,000	682,786
Crown Castle Towers, LLC, Ser. 2006-1A, Class C, 5.47%, 11/15/2036 144A	1,920,000	1,598,899
GE Capital Comml. Mtge. Corp., Ser. 2007-C1, Class C, 5.89%, 12/10/2049	2,500,000	1,812,979
Greenwich Capital Comml. Funding Corp., Ser. 2004-GG1, Class A7, 5.32%, 06/10/2036	4,000,000	4,068,308
GS Mtge. Securities Corp.:
Ser. 2007-GG10, Class AM, 5.99%, 08/10/2045	2,700,000	2,517,956
Ser. 2007-GG10, Class A2, 5.78%, 08/10/2045	3,665,000	3,679,332
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2004-CB9, Class A1, 3.48%, 06/12/2041	3,327,194	3,298,620
Ser. 2006-LDP8, Class B, 5.52%, 05/15/2045	1,000,000	750,369
Ser. 2006-LDP9, Class A3, 5.34%, 05/15/2047	2,360,000	2,292,458
Ser. 2007-LD12, Class A2, 5.83%, 02/15/2051	3,045,000	3,058,757

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FIXED-RATE continued
Morgan Stanley Capital I, Inc., Ser. 2001-TOP5, Class G, 6.00%, 10/15/2035 144A	$1,042,000	$880,013
Prima Capital Securitization, Ltd., Ser. 2006, Class D, 5.88%, 12/28/2048	1,085,000	1,120,805

		29,858,836

FLOATING-RATE 3.4%
Capmark, Ltd., Ser. 2006-7A, Class B, 3.09%, 08/20/2036 144A	500,000	368,000
Citigroup Comml. Mtge. Trust, Ser. 2006-C4, Class AJ, 5.92%, 03/15/2049	450,000	395,682
Credit Suisse Mtge. Capital Cert., Ser. 2006-C1, Class AM, 5.74%, 02/15/2039	2,835,000	2,653,832
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2007-CB19, Class A4, 5.94%, 02/12/2049	2,105,000	2,094,400
MASTR Reperforming Loan Trust, Ser. 2006-2, Class B3, 5.90%, 05/25/2036 144A	426,472	153,905
Morgan Stanley Capital I, Inc., Ser. 2007-IQ15, Class A4, 6.08%, 06/11/2049	2,750,000	2,769,301

		8,435,120

Total Commercial Mortgage-Backed Securities (cost $40,547,894)		38,293,956

CORPORATE BONDS 25.5%
CONSUMER DISCRETIONARY 2.9%
Auto Components 0.1%
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	110,000	93,500
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015	60,000	65,550

		159,050

Diversified Consumer Services 0.0%
Service Corporation International, 6.75%, 04/01/2015	5,000	5,031

Hotels, Restaurants & Leisure 0.3%
Caesars Entertainment, Inc.:
7.875%, 03/15/2010 ρ	70,000	66,150
8.125%, 05/15/2011 ρ	20,000	17,025
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	90,000	78,300
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014 ρ	285,000	220,875
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	5,000	5,100
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A ρ	119,000	127,627
Seneca Gaming Corp., 7.25%, 05/01/2012	20,000	19,425
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	120,000	106,800
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	50,000	51,875

		693,177

Household Durables 0.2%
Centex Corp.:
4.875%, 08/15/2008	50,000	49,504
5.80%, 09/15/2009	15,000	14,405
D.R. Horton, Inc.:
4.875%, 01/15/2010	25,000	23,875
5.00%, 01/15/2009	75,000	73,125
8.00%, 02/01/2009	30,000	30,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables continued
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010 ρ	$20,000	$15,700
6.50%, 01/15/2014	15,000	10,725
KB Home:
7.75%, 02/01/2010 ρ	40,000	39,500
8.625%, 12/15/2008	15,000	15,225
Libbey, Inc., FRN, 11.91%, 06/01/2011	55,000	55,412
Pulte Homes, Inc.:
4.875%, 07/15/2009	115,000	111,550
7.875%, 08/01/2011	5,000	4,900
Standard Pacific Corp., 5.125%, 04/01/2009	30,000	26,850

		470,771

Media 0.8%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	80,000	80,000
Charter Communications, Inc., 10.875%, 09/15/2014 144A ρ	185,000	196,563
CSC Holdings, Inc., 7.625%, 04/01/2011	150,000	151,875
Idearc, Inc., 8.00%, 11/15/2016	250,000	163,750
Lamar Media Corp.:
6.625%, 08/15/2015 ρ	180,000	170,550
7.25%, 01/01/2013	10,000	9,950
Mediacom Broadband, LLC, 8.50%, 10/15/2015	25,000	23,125
Mediacom, LLC, 7.875%, 02/15/2011	20,000	19,000
R.H. Donnelley Corp., Ser. A-4, 8.875%, 10/15/2017 144A	130,000	84,500
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	20,000	20,325
Time Warner, Inc., 7.625%, 04/15/2031	1,100,000	1,183,689

		2,103,327

Multi-line Retail 0.8%
Kohl’s Corp., 6.875%, 12/15/2037	575,000	528,240
Macy’s, Inc.:
6.375%, 03/15/2037	700,000	545,933
7.45%, 09/15/2011	500,000	500,733
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	60,000	62,700
Target Corp., 6.50%, 10/15/2037	450,000	455,010

		2,092,616

Specialty Retail 0.6%
American Achievement Corp., 8.25%, 04/01/2012	140,000	123,900
Home Depot, Inc., 5.875%, 12/16/2036	1,530,000	1,283,092
Payless ShoeSource, Inc., 8.25%, 08/01/2013	150,000	136,125

		1,543,117

Textiles, Apparel & Luxury Goods 0.1%
Oxford Industries, Inc., 8.875%, 06/01/2011	245,000	234,588

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES 0.5%
Beverages 0.0%
Constellation Brands, Inc., 8.375%, 12/15/2014	$15,000	$15,975

Food & Staples Retailing 0.4%
Ingles Markets, Inc., 8.875%, 12/01/2011	60,000	61,200
Rite Aid Corp., 8.125%, 05/01/2010	85,000	85,425
Wal-Mart Stores, Inc., 6.50%, 08/15/2037	675,000	718,776

		865,401

Food Products 0.1%
Del Monte Foods Co.:
6.75%, 02/15/2015 ρ	100,000	97,000
8.625%, 12/15/2012	55,000	57,200
Pilgrim’s Pride Corp.:
7.625%, 05/01/2015	5,000	4,775
8.375%, 05/01/2017	70,000	62,650

		221,625

Household Products 0.0%
Church & Dwight Co., 6.00%, 12/15/2012	25,000	24,750

Personal Products 0.0%
Central Garden & Pet Co., 9.125%, 02/01/2013	115,000	97,750

ENERGY 2.1%
Energy Equipment & Services 0.3%
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	80,000	80,400
GulfMark Offshore, Inc., 7.75%, 07/15/2014 ρ	70,000	72,800
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014 ρ	225,000	219,937
Parker Drilling Co., 9.625%, 10/01/2013	85,000	89,675
PHI, Inc., 7.125%, 04/15/2013	175,000	164,500

		627,312

Oil, Gas & Consumable Fuels 1.8%
Chesapeake Energy Corp., 6.875%, 01/15/2016	205,000	208,075
Clayton Williams Energy, Inc., 7.75%, 08/01/2013	55,000	51,700
El Paso Corp., 7.00%, 06/15/2017	20,000	20,972
EnCana Corp., 6.625%, 08/15/2037	1,225,000	1,255,184
Encore Acquisition Co.:
6.00%, 07/15/2015	100,000	92,500
6.25%, 04/15/2014 ρ	70,000	66,150
Exco Resources, Inc., 7.25%, 01/15/2011	105,000	105,000
Forbes Energy Services, LLC, 11.00%, 02/15/2015 144A	140,000	140,700
Forest Oil Corp., 7.25%, 06/15/2019 ρ	40,000	41,500
Frontier Oil Corp., 6.625%, 10/01/2011	30,000	30,000
Kinder Morgan Energy Partners, LP, 7.40%, 03/15/2031	1,125,000	1,171,210
Mariner Energy, Inc., 8.00%, 05/15/2017	25,000	24,688

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Peabody Energy Corp.:
5.875%, 04/15/2016	$165,000	$160,875
7.875%, 11/01/2026	15,000	15,563
Plains All American Pipeline, LP, 6.50%, 05/01/2018 144A	25,000	25,579
Plains Exploration & Production Co., 7.75%, 06/15/2015	35,000	36,050
Sabine Pass LNG, LP:
7.25%, 11/30/2013	210,000	195,300
7.50%, 11/30/2016	5,000	4,600
Southwestern Energy Co., 7.50%, 02/01/2018 144A	10,000	10,650
Sunoco, Inc., 9.00%, 11/01/2024	500,000	604,396
Tesoro Corp.:
6.50%, 06/01/2017	20,000	18,450
6.625%, 11/01/2015	130,000	122,850
Williams Cos., 7.125%, 09/01/2011	150,000	160,125

		4,562,117

FINANCIALS 14.7%
Capital Markets 4.4%
American Capital Strategies, Ltd., Ser. A, 5.92%, 09/01/2009 + ☐	3,500,000	3,461,885
E*TRADE Financial Corp.:
7.375%, 09/15/2013	50,000	40,875
8.00%, 06/15/2011	10,000	8,950
12.50%, 11/30/2017 144A	40,000	41,550
Goldman Sachs Group, Inc.:
5.30%, 02/14/2012	1,200,000	1,213,304
6.75%, 10/01/2037	1,330,000	1,307,369
Lehman Brothers Holdings, Inc.:
6.00%, 07/19/2012 ρ	900,000	909,594
7.00%, 09/27/2027	250,000	245,618
Merrill Lynch & Co., Inc., 6.05%, 08/15/2012	1,325,000	1,322,362
Morgan Stanley:
5.625%, 01/09/2012	1,425,000	1,440,428
5.95%, 12/28/2017	1,125,000	1,116,395

		11,108,330

Commercial Banks 3.2%
BankAmerica Capital II, 8.00%, 12/15/2026	1,000,000	1,019,434
FBOP Corp., 10.00%, 01/15/2009 144A	4,000,000	4,024,800
National City Corp., 5.80%, 06/07/2017	1,700,000	1,409,266
PNC Financial Services Group, Inc., 8.70%, 12/31/2049 144A	300,000	297,542
SunTrust Banks, Inc., 6.00%, 09/11/2017	1,300,000	1,269,408

		8,020,450

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance 2.3%
American Water Capital Corp., 6.09%, 10/15/2017 144A	$850,000	$846,949
Daimler Financial Services AG, 4.875%, 06/15/2010	100,000	101,054
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	65,000	60,860
5.80%, 01/12/2009	5,000	4,890
7.375%, 10/28/2009	585,000	563,329
9.75%, 09/15/2010	40,000	38,880
General Motors Acceptance Corp., LLC:
5.625%, 05/15/2009 ρ	40,000	37,618
6.875%, 09/15/2011	425,000	354,414
6.875%, 08/28/2012	10,000	7,940
7.25%, 03/02/2011	20,000	16,976
7.75%, 01/19/2010	65,000	59,831
8.00%, 11/01/2031	200,000	151,651
FRN:
3.75%, 09/23/2008	85,000	83,408
4.32%, 05/15/2009	165,000	150,576
MBNA Corp., Ser. A, 8.28%, 12/01/2026	1,750,000	1,778,465
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	30,000	25,200
Sprint Capital Corp., 6.875%, 11/15/2028	1,835,000	1,430,151
Toll Corp.:
8.25%, 02/01/2011	105,000	101,587
8.25%, 12/01/2011	20,000	19,200

		5,832,979

Diversified Financial Services 1.0%
Citigroup, Inc.:
5.50%, 08/27/2012 ρ	650,000	651,760
FRN, 8.40%, 04/29/2049	920,000	932,264
JPMorgan Chase & Co., FRN, 7.90%, 12/31/2049	790,000	807,374
Leucadia National Corp.:
7.125%, 03/15/2017	10,000	9,600
8.125%, 09/15/2015	180,000	184,500

		2,585,498

Insurance 0.5%
Prudential Financial, Inc., 6.10%, 06/15/2017	1,200,000	1,219,805

Real Estate Investment Trusts 3.1%
BRE Properties, Inc., 5.50%, 03/15/2017	2,400,000	2,095,745
Camden Property Trust, 5.00%, 06/15/2015	3,500,000	3,071,957
Colonial Realty, Ltd., 6.25%, 06/15/2014	1,370,000	1,249,410
ERP Operating, LP, 5.75%, 06/15/2017	1,000,000	939,966

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Investment Trusts continued
Host Marriott Corp.:
7.125%, 11/01/2013 ρ	$95,000	$95,119
Ser. O, 6.375%, 03/15/2015	5,000	4,825
Ser. Q, 6.75%, 06/01/2016	155,000	152,287
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	65,000	63,781
7.00%, 01/15/2016	100,000	97,125
Ventas, Inc., 7.125%, 06/01/2015	75,000	75,563

		7,845,778

Thrifts & Mortgage Finance 0.2%
Residential Capital, LLC:
FRN, 3.49%, 06/09/2008 ρ	35,000	32,769
Step Bond:
8.125%, 11/21/2008 Š	55,000	45,925
8.375%, 06/30/2010 Š	530,000	290,175

		368,869

HEALTH CARE 1.8%
Biotechnology 0.6%
Amgen, Inc., 6.375%, 06/01/2037	1,500,000	1,488,138

Health Care Providers & Services 1.2%
HCA, Inc., 9.25%, 11/15/2016	385,000	414,837
Omnicare, Inc.:
6.125%, 06/01/2013	180,000	164,700
6.875%, 12/15/2015	215,000	197,263
UnitedHealth Group, Inc., 5.375%, 03/15/2016	1,000,000	959,338
WellPoint, Inc., 6.375%, 06/15/2037	1,300,000	1,192,715

		2,928,853

INDUSTRIALS 0.7%
Aerospace & Defense 0.4%
Alliant Techsystems, Inc., 6.75%, 04/01/2016 ρ	25,000	24,875
DRS Technologies, Inc., 6.625%, 02/01/2016	50,000	49,750
Hexcel Corp., 6.75%, 02/01/2015	70,000	69,913
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	635,000	619,125
6.375%, 10/15/2015	235,000	233,531

		997,194

Commercial Services & Supplies 0.1%
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	90,000	82,350
9.25%, 05/01/2021	95,000	98,800

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies continued
Geo Group, Inc., 8.25%, 07/15/2013	$50,000	$51,875
Mobile Mini, Inc., 6.875%, 05/01/2015	55,000	46,613
Norcross Safety Products, LLC, Ser. B, 9.875%, 08/15/2011	65,000	68,453

		348,091

Machinery 0.1%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	285,000	245,812

Road & Rail 0.1%
Avis Budget Car Rental, LLC, 7.75%, 05/15/2016	5,000	4,438
Hertz Global Holdings, Inc., 8.875%, 01/01/2014	80,000	81,000
Kansas City Southern:
7.50%, 06/15/2009	35,000	36,050
9.50%, 10/01/2008	55,000	55,825

		177,313

Trading Companies & Distributors 0.0%
United Rentals, Inc., 6.50%, 02/15/2012	40,000	37,700

INFORMATION TECHNOLOGY 0.4%
Electronic Equipment & Instruments 0.2%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	145,000	138,475
Jabil Circuit, Inc.:
5.875%, 07/15/2010	140,000	137,537
8.25%, 03/15/2018 144A	225,000	226,125
Sanmina-SCI Corp.:
6.75%, 03/01/2013	15,000	13,650
8.125%, 03/01/2016	30,000	27,750
FRN, 5.55%, 06/15/2010 144A	29,000	28,783

		572,320

IT Services 0.1%
First Data Corp., 9.875%, 09/24/2015 144A	140,000	127,575
SunGard Data Systems, Inc., 4.875%, 01/15/2014	115,000	101,488
Unisys Corp., 6.875%, 03/15/2010	25,000	24,156

		253,219

Office Electronics 0.0%
Xerox Corp., 6.35%, 05/15/2018	30,000	30,207

Semiconductors & Semiconductor Equipment 0.1%
Freescale Semiconductor, Inc.:
8.875%, 12/15/2014	5,000	4,425
9.125%, 12/15/2014 ρ	30,000	24,825
Spansion, Inc., FRN, 6.20%, 06/01/2013 144A	75,000	56,625

		85,875

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS 0.7%
Chemicals 0.3%
ARCO Chemical Co.:
9.80%, 02/01/2020 ρ	$50,000	$44,000
10.25%, 11/01/2010	10,000	10,250
Huntsman, LLC, 11.625%, 10/15/2010	90,000	94,950
Koppers Holdings, Inc.:
9.875%, 10/15/2013	10,000	10,650
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	95,000	83,600
Millenium America, Inc., 7.625%, 11/15/2026	120,000	77,700
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	130,000	126,750
10.125%, 12/01/2014	50,000	47,875
Mosaic Co.:
7.30%, 01/15/2028	55,000	53,625
7.875%, 12/01/2016 144A	80,000	88,000
Tronox Worldwide, LLC, 9.50%, 12/01/2012 ρ	230,000	198,950

		836,350

Construction Materials 0.1%
CPG International, Inc.:
10.50%, 07/01/2013	145,000	124,700
FRN, 11.47%, 07/01/2012	35,000	28,613

		153,313

Containers & Packaging 0.1%
Berry Plastics Holdings Corp.:
7.57%, 02/15/2015 144A	30,000	29,100
8.875%, 09/15/2014 ρ	28,000	26,320
Exopack Holding Corp., 11.25%, 02/01/2014	135,000	129,600
Graphic Packaging International, Inc.:
8.50%, 08/15/2011 ρ	95,000	96,425
9.50%, 08/15/2013	35,000	35,000
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	145,000	133,400

		449,845

Metals & Mining 0.1%
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/2017	140,000	155,050

Paper & Forest Products 0.1%
Georgia Pacific Corp., 8.875%, 05/15/2031	100,000	98,000
Verso Paper Holdings, LLC, 9.125%, 08/01/2014 ρ	95,000	98,562

		196,562

TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 0.1%
Citizens Communications Co., 7.875%, 01/15/2027	60,000	53,550
FairPoint Communications, Inc., 13.125%, 04/01/2018 144A ρ	40,000	40,600

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Qwest Corp.:
6.50%, 06/01/2017	$50,000	$47,125
7.50%, 06/15/2023	35,000	32,200
7.875%, 09/01/2011	125,000	128,750
8.875%, 03/15/2012	60,000	63,600

		365,825

Wireless Telecommunication Services 0.9%
AT&T Wireless, 8.125%, 05/01/2012	1,600,000	1,777,870
Rural Cellular Corp., 8.25%, 03/15/2012	145,000	151,525
Sprint Nextel Corp.:
6.375%, 05/01/2009	65,000	64,040
6.90%, 05/01/2019	20,000	16,530
Ser. D, 7.375%, 08/01/2015	110,000	88,059
Ser. F, 5.95%, 03/15/2014	110,000	85,900

		2,183,924

UTILITIES 0.7%
Electric Utilities 0.7%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	155,000	165,850
Aquila, Inc., Step Bond, 14.875%, 07/01/2012 Š	238,000	290,360
CMS Energy Corp.:
6.55%, 07/17/2017	10,000	9,872
8.50%, 04/15/2011	15,000	16,139
Edison Mission Energy:
7.00%, 05/15/2017	5,000	5,075
7.20%, 05/15/2019	30,000	30,375
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A	115,000	123,050
11.25%, 11/01/2017 144A	70,000	73,675
Mirant Americas Generation, LLC, 8.50%, 10/01/2021	25,000	24,625
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	19,486	22,409
Mirant North America, LLC, 7.375%, 12/31/2013 ρ	210,000	218,925
NRG Energy, Inc., 7.375%, 02/01/2016	175,000	180,688
Orion Power Holdings, Inc., 12.00%, 05/01/2010	240,000	265,800
Reliant Energy, Inc.:
6.75%, 12/15/2014	265,000	274,937
7.875%, 06/15/2017 ρ	5,000	5,238

		1,707,018

Independent Power Producers & Energy Traders 0.0%
AES Corp., 8.00%, 10/15/2017	5,000	5,237
Dynegy Holdings, Inc., 7.50%, 06/01/2015 ρ	15,000	15,000

		20,237

Total Corporate Bonds (cost $65,734,074)		63,931,162

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 3.3%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
Central European Media Enterprise, Ltd., 8.25%, 05/15/2012 EUR	170,000	$271,237

CONSUMER STAPLES 0.2%
Beverages 0.0%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	50,000	98,920

Food & Staples Retailing 0.2%
Carrefour SA, 3.625%, 05/06/2013 EUR	250,000	366,205

ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
GAZPROM OAO, 6.58%, 10/31/2013 GBP	65,000	118,014
Total SA, 4.125%, 01/25/2012 CAD	100,000	100,945

		218,959

FINANCIALS 2.4%
Capital Markets 0.1%
Ahold Finance USA, Inc., 6.50%, 03/14/2017 GBP	65,000	122,794
Morgan Stanley, 5.375%, 11/14/2013 GBP	100,000	184,405

		307,199

Commercial Banks 1.0%
Bayerische Landesbank, 10.00%, 03/31/2010 PLN	270,000	128,649
HBOS plc, 4.125%, 01/25/2010 CAD	600,000	595,473
Kreditanstalt für Wiederaufbau:
4.95%, 10/14/2014 CAD	470,000	488,754
6.00%, 07/15/2009 NZD	530,000	404,073
Landwirtschaftliche Rentenbank:
4.375%, 11/27/2017 EUR	150,000	231,585
5.75%, 01/21/2015 AUD	700,000	606,710

		2,455,244

Consumer Finance 0.5%
ABB International Finance, Ltd., 6.50%, 11/30/2011 EUR	250,000	404,938
BMW Finance Corp., 4.25%, 01/22/2014 EUR	300,000	453,141
Toyota Motor Credit Corp., 5.125%, 01/17/2012 GBP	205,000	405,149
Virgin Media Finance plc, 9.75%, 04/15/2014 GBP	50,000	93,465

		1,356,693

Diversified Financial Services 0.4%
Dubai Holding Commercial Operations Group, LLC, 6.00%, 02/01/2017 GBP	100,000	180,421
European Investment Bank, 6.00%, 07/15/2009 NZD	450,000	343,081
General Electric Capital Corp., 3.375%, 02/08/2012 EUR	250,000	371,501
Lighthouse Group plc, 8.00%, 04/30/2014 EUR	70,000	92,618

		987,621

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
FINANCIALS continued
Thrifts & Mortgage Finance 0.4%
Nykredit, 5.00%, 10/01/2038 DKK	2,347,353	$463,923
Totalkredit, FRN, 5.36%, 01/01/2015 DKK	2,432,479	515,833

		979,756

INDUSTRIALS 0.1%
Aerospace & Defense 0.1%
Bombardier, Inc., 7.25%, 11/15/2016 EUR	70,000	110,051

Machinery 0.0%
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	50,000	69,950

MATERIALS 0.1%
Containers & Packaging 0.1%
Owens-Illinois European Group BV, 6.875%, 03/31/2017 EUR	70,000	107,328

TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
France Telecom, 7.50%, 03/14/2011 GBP	270,000	557,498

UTILITIES 0.1%
Multi-Utilities 0.1%
Veolia Environnement SA, 4.00%, 02/12/2016 EUR	200,000	280,483

Total Foreign Bonds – Corporate (Principal Amount Denominated in Currency Indicated) (cost $7,673,795)		8,167,144

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 3.8%
Australia:
6.00%, 05/01/2012 AUD	400,000	363,618
6.00%, 10/14/2015 AUD	670,000	600,475
Brazil, 10.25%, 01/10/2028 BRL	350,000	184,232
Brazil, 7.375%, 02/03/2015 EUR	60,000	100,289
Denmark, 4.00%, 11/15/2017 DKK	2,440,000	494,196
France, 4.25%, 04/25/2019 EUR	755,000	1,161,447
Germany, 3.75%, 01/04/2017 EUR	600,000	907,596
Hong Kong, 4.23%, 03/21/2011 HKD	3,050,000	415,420
International Bank for Reconstruction and Development, 5.75%, 06/25/2010 RUB	5,100,000	213,194
Malaysia, 3.87%, 04/13/2010 MYR	650,000	207,660
Mexico:
5.50%, 02/17/2020 EUR	320,000	488,897
8.00%, 12/07/2023 MXN	4,500,000	429,420
10.00%, 12/05/2024 MXN	1,875,000	211,718
Morocco, 5.375%, 06/27/2017 EUR	65,000	95,024
Netherlands, 4.00%, 07/15/2016 EUR	890,000	1,366,170
Norway, 5.00%, 05/15/2015 NOK	3,900,000	786,280

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
Philippines, 6.25%, 03/15/2016 EUR	200,000	$302,385
South Africa, 5.25%, 05/16/2013 EUR	100,000	151,768
Turkey, 4.75%, 07/06/2012 EUR	340,000	508,898
Ukraine, 4.95%, 10/13/2015 EUR	50,000	68,522
United Kingdom, 5.00%, 03/07/2012 GBP	220,000	446,311

Total Foreign Bonds – Government (Principal Amount Denominated in Currency Indicated) (cost $8,841,351)		9,503,520

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 1.6%
FIXED-RATE 1.6%
Banc of America Mtge. Securities, Inc., Ser. 2005-D, Class 2A6, 4.78%, 05/25/2035	$3,255,000	3,083,367
Deutsche Alt-A Securities, NIM, Ser. 2007-0A1, Class N1, 6.50%, 02/25/2047 144A ☐	439,345	428,801
Harborview NIM Corp.:
Ser. 2006-12, Class N1, 6.41%, 12/19/2036 144A ☐	14,109	14,087
Ser. 2006-14, Class N2, 8.35%, 03/19/2038 144A ☐ ¯	907,070	464,874

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations (cost $4,522,691)		3,991,129

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 16.1%
FIXED-RATE 7.1%
Alternative Loan Trust, Ser. 2007-14T2, Class 2, 6.00%, 07/25/2037	1,651,784	1,112,601
Countrywide Alternative Loan Trust, Inc.:
Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	1,660,040	1,501,706
Ser. 2007-24, Class A1, 7.00%, 10/25/2037	905,452	559,696
CSMC Mtge. Backed Trust, Ser. 2007-4R, Class 1A1, 5.69%, 10/26/2036 144A	405,000	360,268
First Horizon Mtge. Pass Through Trust, Ser. 2007-AR2, Class 2A1, 5.89%, 07/25/2037	2,861,206	2,634,221
GSAA Home Equity Trust, Ser. 2007-10, Class A1A, 6.00%, 11/25/2037	1,363,125	1,174,850
GSR Mtge. Loan Trust, Ser. 2006-8F, Class 4A3, 6.50%, 09/25/2036	580,000	490,820
Morgan Stanley Capital I, Inc., Ser. 2007-13, Class 5A1, 5.50%, 10/25/2037	3,434,173	3,134,239
PHH Alternative Mtge. Trust, Ser. 2007-01, Class 21A, 6.00%, 02/25/2037	773,389	675,188
Residential Accredited Loans, Inc., Ser. 2007-QS10, Class A1, 6.50%, 09/25/2037	898,090	841,123
Washington Mutual, Inc., Ser. 2005-AR3, Class A1, 4.64%, 03/25/2035	3,056,839	2,956,715
Wells Fargo Mtge. Backed Securities Trust, Ser. 2006-AR10, Class 5A1, 5.60%, 07/25/2036	2,477,860	2,386,243

		17,827,670

FLOATING-RATE 9.0%
Citigroup Mtge. Loan Trust, Inc., Ser. 2005-7, Class 2A3A, 5.18%, 09/25/2035	3,076,910	2,883,319
Lehman XS Trust, Ser. 2006-18N, Class A5A, 3.07%, 12/25/2036	145,000	104,799
MASTR Reperforming Loan Trust, Ser. 2006-2, Class 1A1, 5.90%, 05/25/2046 144A	2,501,759	2,474,340
Merrill Lynch Countrywide Comml. Mtge. Trust, Ser. 2007-8,Class A3, 6.16%, 07/12/2017	3,530,000	3,569,267

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
Residential Funding Mtge. Securities, Ser. 2007-SA3, Class 2A1, 5.78%, 07/27/2037	$3,518,431	$3,294,116
Structured Adjustable Rate Mtge. Loan Trust, Ser. 2007-3, Class 3A1, 5.72%, 04/25/2037	2,347,432	2,133,198
Washington Mutual, Inc. Mtge. Pass-Through Cert.:
Ser. 2006-AR17, Class 1A1B, 4.89%, 12/25/2046	2,433,558	1,736,563
Ser. 2007-HY7, Class 3A2, 5.91%, 07/25/2037	2,885,458	2,785,430
Ser. 2007-OA5:
Class 1A, 4.83%, 06/25/2047	2,439,392	1,956,758
Class 1A1B, 4.83%, 06/25/2047	2,201,230	1,534,874

		22,472,664

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $44,280,585)		40,300,334

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
FIXED-RATE 0.1%
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027	345,588	344,793

FLOATING-RATE 0.3%
Harborview Mtge. Loan Trust:
Ser. 2004-7, Class B4, 5.99%, 11/19/2034 ¯	2,605,009	621,034
Ser. 2005-8, Class 2B3, 6.43%, 02/19/2035 ¯	1,087,571	77,435

		698,469

Total Whole Loan Subordinate Collateralized Mortgage Obligations (cost $3,461,179)		1,043,262

YANKEE OBLIGATIONS – CORPORATE 3.5%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018 144A	5,000	5,350

CONSUMER STAPLES 0.1%
Beverages 0.1%
Companhia Brasileira de Bebidas, 8.75%, 09/15/2013	115,000	133,975

Food Products 0.0%
Sadia Overseas, Ltd., 6.875%, 05/24/2017 144A ρ	100,000	102,000

ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	45,000	47,925
GAZPROM OAO, 9.625%, 03/01/2013	190,000	216,505
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016 144A	390,000	308,100
9.50%, 12/01/2016	20,000	15,800
OPTI Canada, Inc., 7.875%, 12/15/2014	240,000	245,400

		833,730

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS 1.0%
Commercial Banks 0.1%
VTB Capital SA, 7.50%, 10/12/2011	$120,000	$124,152

Consumer Finance 0.1%
Avago Technologies Finance, Ltd.:
10.125%, 12/01/2013	10,000	10,700
FRN, 8.58%, 06/01/2013	30,000	30,075
Gaz Capital SA, 6.21%, 11/22/2016	100,000	95,773
NXP Funding, LLC, 7.875%, 10/15/2014	5,000	4,963
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A ρ	30,000	28,350
Virgin Media Finance plc, 9.125%, 08/15/2016	112,000	108,640

		278,501

Diversified Financial Services 0.8%
Corporacion Andina De Fomento, 5.75%, 01/12/2017	55,000	53,222
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	240,000	274,200
Preferred Term Securities XII, Ltd., FRN, 10.00%, 12/24/2033	1,000,000	711,320
Ship Finance International, Ltd., 8.50%, 12/15/2013	130,000	131,950
Trapeza CDO, LLC, Ser. 2004-7A, Class B1, FRN, 4.47%, 01/25/2035 144A	1,000,000	927,830

		2,098,522

INDUSTRIALS 0.1%
Road & Rail 0.1%
Kansas City Southern de Mexico:
7.375%, 06/01/2014 144A	120,000	114,150
9.375%, 05/01/2012	135,000	141,413

		255,563

INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Nortel Networks Corp., 10.125%, 07/15/2013 ρ	220,000	216,700

Semiconductors & Semiconductor Equipment 0.0%
Sensata Technologies, Inc., 8.00%, 05/01/2014 ρ	75,000	70,313

MATERIALS 0.2%
Metals & Mining 0.2%
Evraz Group SA:
8.875%, 04/24/2013 144A	30,000	30,525
9.50%, 04/24/2018 144A	100,000	102,494
Novelis, Inc., 7.25%, 02/15/2015	405,000	372,600

		505,619

Paper & Forest Products 0.0%
Corporacion Durango SAB de CV, 10.50%, 10/05/2017 144A	105,000	79,275

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 0.6%
Telecom Italia SpA, 6.20%, 07/18/2011	$200,000	$201,619
Telefonica Emisiones, 7.05%, 06/20/2036 ρ	1,000,000	1,096,645
Telefonos De Mexico SAB de CV, 4.75%, 01/27/2010	100,000	101,322

		1,399,586

Wireless Telecommunication Services 0.9%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 0.00%, 11/15/2012 †	30,000	29,737
Intelsat, Ltd., 9.25%, 06/15/2016	50,000	50,687
Vimpel Communications:
8.25%, 05/23/2016	200,000	196,490
8.375%, 04/30/2013 144A	15,000	15,012
9.125%, 04/30/2018 144A	100,000	100,250
Vodafone Group plc:
5.625%, 02/27/2017	1,200,000	1,207,260
7.75%, 02/15/2010	700,000	739,007

		2,338,443

UTILITIES 0.2%
Electric Utilities 0.1%
Enersis SA, 7.375%, 01/15/2014	115,000	123,917

Multi-Utilities 0.1%
National Power Corp.:
6.875%, 11/02/2016	200,000	203,958
FRN, 7.34%, 08/23/2011	130,000	137,618

		341,576

Total Yankee Obligations – Corporate (cost $9,044,487)		8,907,222

YANKEE OBLIGATIONS – GOVERNMENT 1.1%
Argentina, 12.25%, 06/19/2018 •	159,188	46,165
Brazil:
7.125%, 01/20/2037	370,000	423,650
8.25%, 01/20/2034	350,000	445,375
Chile, 7.125%, 01/11/2012	125,000	137,512
Colombia:
7.375%, 01/27/2017	100,000	112,850
8.125%, 05/21/2024	175,000	207,812
Emirates of Abu Dhabi, 5.50%, 08/02/2012	200,000	210,051
Indonesia, 6.75%, 03/10/2014	90,000	93,150
Mexico, 8.375%, 01/14/2011	60,000	66,954
Peru:
8.375%, 05/03/2016	200,000	243,400
8.75%, 11/21/2033	35,000	46,550

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

YANKEE OBLIGATIONS – GOVERNMENT continued
Russia:
11.00%, 07/24/2018	$55,000	$79,613
Sr. Disc. Note, Step Bond, 7.50%, 03/31/2030 †	147,750	170,144
Turkey, 7.00%, 09/26/2016	200,000	205,750
Ukraine, 6.58%, 11/21/2016	100,000	98,375
Venezuela, 10.75%, 09/19/2013	180,000	186,300

Total Yankee Obligations – Government (cost $2,755,653)		2,773,651

	Shares	Value

PREFERRED STOCKS 0.8%
FINANCIALS 0.8%
Diversified Financial Services 0.0%
First Republic Capital Corp., 10.50% 144A	50	54,425

Thrifts & Mortgage Finance 0.8%
Fannie Mae, Ser. S, 8.25% ρ	33,750	845,100
Freddie Mac, Ser. Z, 8.38% ρ	41,260	1,056,256

		1,901,356

Total Preferred Stocks (cost $1,931,527)		1,955,781

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Sinclair Broadcast Group, Inc., 3.00%, 05/15/2027 (cost $27,262)	$30,000	27,263

	Shares	Value

MUTUAL FUND SHARES 2.1%
Blackrock Core Bond Trust ρ	63,250	777,975
Blackrock Income Opportunity Trust	82,350	830,088
Blackrock Income Trust	80,175	485,059
MFS Charter Income Trust	108,400	919,232
MFS Intermediate Income Trust	143,700	909,621
MFS Multimarket Income Trust	100,954	586,543
Putnam Premier Income Trust	105,043	653,367
Van Kampen Bond Fund	5,325	91,111

Total Mutual Fund Shares (cost $5,072,385)		5,252,996

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal Amount	Value

LOANS 0.2%
CONSUMER DISCRETIONARY 0.0%
Idearc, Inc., FRN, 4.80%, 11/17/2014 <	$49,962	$41,396
Ion Media Networks, Inc., FRN, 6.05%, 01/15/2012 <	110,000	90,522

		131,918

INDUSTRIALS 0.1%
Clarke American Corp., FRN, 5.30%, 02/28/2014	129,673	109,854
Neff Corp., FRN, 6.30%, 11/30/2014 <	185,000	135,644

		245,498

MATERIALS 0.1%
Wimar Co., FRN, 5.30%, 01/03/2012	160,000	151,557

UTILITIES 0.0%
Energy Future Holdings Corp., FRN, 5.80%, 10/10/2014	1,063	1,015

Total Loans (cost $531,853)		529,988

	Shares	Value

SHORT-TERM INVESTMENTS 6.7%
MUTUAL FUND SHARES 6.7%
Evergreen Institutional Money Market Fund, Class I, 2.78% q ø ## ρρ (cost $16,826,147)	16,826,147	16,826,147

Total Investments (cost $284,921,772) 108.5%		271,990,203
Other Assets and Liabilities (8.5%)		(21,272,401)

Net Assets 100.0%		$250,717,802

#	When-issued or delayed delivery security
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

Š	The rate shown is the stated rate at the current period end.
•	Security that has defaulted on payment of interest and/or principal.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
¯	As restated. See Note 13

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

Summary of Abbreviations

AUD	Australian Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CDO	Collateralized Debt Obligation
DKK	Danish Krone
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GBP	Great British Pound
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
MASTR	Mortgage Asset Securitization Transactions, Inc.
MXN	Mexican Peso
MYR	Malaysian Ringgit
NIM	Net Interest Margin
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
TBA	To Be Announced

The following table shows the percent of total investments (excluding equity positions, collateral from securities on loan and segregated cash and cash equivalents) by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2008 (unaudited):

AAA	54.1%
AA	11.5%
A	9.7%
BBB	8.7%
BB	11.5%
B	4.2%
CCC	0.2%
NR	0.1%

100.0%

The following table shows the percent of total investments (excluding equity positions, collateral from securities on loan and segregated cash and cash equivalents) based on effective maturity as of April 30, 2008 (unaudited):

Less than 1 year	9.1%
1 to 3 year(s)	10.3%
3 to 5 years	16.3%
5 to 10 years	50.9%
10 to 20 years	7.9%
20 to 30 years	5.4%
Greater than 30 years	0.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2008 As restated. See Note 13

Assets
Investments in securities, at value (cost $268,095,625) including $5,439,665 of securities loaned	$255,164,056
Investments in affiliated money market fund, at value (cost $16,826,147)	16,826,147

Total investments	271,990,203
Foreign currency, at value (cost $719,774)	722,569
Receivable for securities sold	3,620,449
Principal paydown receivable	108,062
Receivable for Fund shares sold	34,203
Dividends and interest receivable	2,718,810
Receivable for securities lending income	2,506
Premiums paid on credit default swap transactions	357,463
Unrealized gains on forward foreign currency exchange contracts	93,102
Unrealized gains on total return swap transactions	1,067,061
Unrealized gains on credit default swap transactions	1,796,079
Prepaid expenses and other assets	184,839

Total assets	282,695,346

Liabilities
Dividends payable	389,001
Payable for securities purchased	21,322,535
Payable for Fund shares redeemed	277,317
Unrealized losses on credit default swap transactions	2,900,803
Unrealized losses on forward foreign currency exchange contracts	159,834
Premiums received on credit default swap transactions	1,283,066
Payable for securities on loan	5,556,625
Due to custodian bank	5,137
Advisory fee payable	1,501
Distribution Plan expenses payable	2,141
Due to other related parties	5,557
Accrued expenses and other liabilities	74,027

Total liabilities	31,977,544

Net assets	$250,717,802

Net assets represented by
Paid-in capital	$296,012,513
Overdistributed net investment income	(323,900)
Accumulated net realized losses on investments	(31,940,283)
Net unrealized losses on investments	(13,030,528)

Total net assets	$250,717,802

Net assets consists of
Class A	$167,732,209
Class B	13,618,429
Class C	21,699,500
Class I	47,667,664

Total net assets	$250,717,802

Shares outstanding (unlimited number of shares authorized)
Class A	12,513,548
Class B	1,016,622
Class C	1,618,948
Class I	3,556,340

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES continued

April 30, 2008 As restated. See Note 13

Net asset value per share
Class A	$13.40
Class A — Offering price (based on sales charge of 4.75%)	$14.07
Class B	$13.40
Class C	$13.40
Class I	$13.40

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2008 As restated. See Note 13

Investment income
Interest	$16,019,881
Income from affiliate	639,969
Dividends	370,554
Securities lending	12,797

Total investment income	17,043,201

Expenses
Advisory fee	1,200,936
Distribution Plan expenses
Class A	550,231
Class B	149,343
Class C	236,016
Administrative services fee	275,934
Transfer agent fees	536,187
Trustees’ fees and expenses	6,089
Printing and postage expenses	70,251
Custodian and accounting fees	157,305
Registration and filing fees	54,720
Professional fees	38,394
Other	6,499

Total expenses	3,281,905
Less: Expense reductions	(10,604)
Fee waivers and expense reimbursements	(565,271)

Net expenses	2,706,030

Net investment income	14,337,171

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(1,946,888)
Futures contracts	(80,021)
Foreign currency related transactions	463,541
Credit default swap transactions	(217,878)
Total return swap transactions	(5,613,672)

Net realized losses on investments	(7,394,918)
Net change in unrealized gains or losses on investments	(13,145,686)

Net realized and unrealized gains or losses on investments	(20,540,604)

Net decrease in net assets resulting from operations	$(6,203,433)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	Restated
	2008		2007

Operations
Net investment income		$14,337,171		$17,061,576
Net realized losses on investments		(7,394,918)		(1,553,243)
Net change in unrealized gains or losses on investments		(13,145,686)		6,403,394

Net increase (decrease) in net assets resulting from operations		(6,203,433)		21,911,727

Distributions to shareholders from
Net investment income
Class A		(6,841,784)		(11,787,049)
Class B		(438,612)		(852,703)
Class C		(691,872)		(1,242,068)
Class I		(2,077,072)		(3,565,742)
Tax return of capital
Class A		(2,666,944)		(165,900)
Class B		(214,425)		(13,740)
Class C		(338,870)		(19,998)
Class I		(757,769)		(47,948)

Total distributions to shareholders		(14,027,348)		(17,695,148)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	645,781	9,130,480	579,848	8,326,359
Class B	207,305	2,925,612	169,920	2,430,882
Class C	225,175	3,194,094	190,704	2,730,653
Class I	62,125	874,257	44,267	639,034

		16,124,443		14,126,928

Net asset value of shares issued in reinvestment of distributions
Class A	449,451	6,347,504	552,035	7,905,712
Class B	29,046	410,033	35,341	506,013
Class C	44,486	628,139	56,461	808,431
Class I	108,074	1,526,367	130,689	1,871,835

		8,912,043		11,091,991

Automatic conversion of Class B shares to Class A shares
Class A	51,162	717,162	69,131	988,636
Class B	(51,162)	(717,162)	(69,131)	(988,636)

		0		0

Payment for shares redeemed
Class A	(2,435,890)	(34,383,483)	(2,368,618)	(33,880,260)
Class B	(283,010)	(3,986,296)	(304,671)	(4,352,055)
Class C	(322,517)	(4,543,748)	(398,516)	(5,692,232)
Class I	(522,589)	(7,353,155)	(598,099)	(8,560,870)

		(50,266,682)		(52,485,417)

Net decrease in net assets resulting from capital share transactions		(25,230,196)		(27,266,498)

Total decrease in net assets		(45,460,977)		(23,049,919)
Net assets
Beginning of period		296,178,779		319,228,698

End of period		$250,717,802		$296,178,779

Overdistributed net investment income		$(323,900)		$(416,859)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Core Plus Bond Fund (the “Fund”) (formerly Diversified Bond Fund) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

e. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses

NOTES TO FINANCIAL STATEMENTS continued

arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

f. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

g. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

h. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

i. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

NOTES TO FINANCIAL STATEMENTS continued

j. Credit default swaps

The Fund may enter into credit default swap contracts. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index in the event of default or bankruptcy. Under the terms of the swap, one party acts as a guarantor and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. In return, the counterparty agrees to purchase the notional amount of the underlying instrument or index, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

k. Total return swaps

The Fund may enter into total return swap contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

l. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

m. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is

NOTES TO FINANCIAL STATEMENTS continued

required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after April 30, 2004.

n. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, expiration of capital loss carryovers, mortgage paydown gains and losses, premium amortization and swap contracts. During the year ended April 30, 2008, the following amounts were reclassified:

Paid-in-Capital	$(22,702,302)
Overdistributed net investment income	(4,194,872)
Accumulated net realized losses on investments	26,897,174

o. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. For the year ended April 30, 2008, the advisory fee was equivalent to 0.43% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

Effective October 1, 2007, First International Advisors, Inc. d/b/a Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, also became an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2008, EIMC voluntarily waived its advisory fee in the amount of $479,408 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $85,863.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2008, the transfer agent fees were equivalent to an annual rate of 0.19% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A and 1.00% of the average daily net assets for each of Class B and Class C shares. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended April 30, 2008, EIS received $3,877 from the sale of Class A shares and $35,736 and $549 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2008:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$614,110,567	$444,151,602	$555,564,396	$507,808,916

At April 30, 2008, the Fund had forward foreign currency exchange contracts outstanding as follows: Forward Foreign Currency Exchange Contracts to Buy:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive	U.S. Value at April 30, 2008	In Exchange for U.S. $	Unrealized Gain

06/10/2008	446,199 EUR	$693,349	$681,345	$12,004

Exchange Date	Contracts to Receive		U.S. Value at April 30, 2008	In Exchange for		U.S. Value at April 30, 2008	Unrealized Gain (Loss)

05/19/2008	186,500,000	JPY	$1,788,914	2,236,479	NZD	$1,742,688	$46,226
05/19/2008	851,321	NZD	663,359	70,938,000	JPY	680,440	(17,081)
05/19/2008	400,000	NZD	311,684	32,401,200	JPY	310,793	891
06/10/2008	434,879	EUR	675,758	335,000	GBP	662,591	13,167
06/10/2008	174,000,000	JPY	1,671,242	1,106,870	EUR	1,719,967	(48,725)
07/14/2008	137,119,000	JPY	1,319,554	1,488,806	AUD	1,388,804	(69,250)
07/16/2008	46,090,000	JPY	443,594	3,564,275	HKD	458,241	(14,647)
07/16/2008	6,720,000	JPY	64,677	34,100	GBP	67,268	(2,591)
07/22/2008	72,770,000	JPY	700,617	713,704	CAD	708,157	(7,540)

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at April 30, 2008	In Exchange for U.S. $	Unrealized Gain

07/01/2008	870,000 EUR	$1,350,480	$1,371,294	$20,814

During the year ended April 30, 2008, the Fund loaned securities to certain brokers and earned $11,705 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At April 30, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $5,439,665 and $5,556,625, respectively.

NOTES TO FINANCIAL STATEMENTS continued

At April 30, 2008, the Fund had the following credit default swap contracts outstanding:

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Unrealized Gain (Loss)

09/20/2012	Goldman Sachs	PPG	$500,000	0.22%	Quarterly	$4,960
		Industries,
		7.05%,
		09/20/2012
12/20/2012	UBS	Dow Jones	105,000	3.75%	Quarterly	3,583
		CDX, North
		American
		Investment
		Grade Index
12/20/2012	Goldman Sachs	Dow Jones	40,000	3.75%	Quarterly	1,365
		CDX, North
		American
		Investment
		Grade Index
12/20/2012	JPMorgan	Dow Jones	145,000	3.75%	Quarterly	1,836
		CDX, North
		American
		Investment
		Grade Index
06/20/2013	Lehman	Pulte Homes,	40,000	4.17%	Quarterly	(2,627)
	Brothers	Inc., 5.25%,
		01/15/2014
06/20/2013	UBS	Dow Jones	55,000	5.00%	Quarterly	(260)
		CDX, North
		American
		Investment
		Grade Index
06/20/2013	Bank of	Dow Jones	25,000	5.00%	Quarterly	(118)
	America	CDX, North
		American
		Investment
		Grade Index
03/15/2049	Morgan Stanley	CMBX North	5,000,000	0.60%	Quarterly	1,535,654
		America BBB 2
		Index

NOTES TO FINANCIAL STATEMENTS continued

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Unrealized Gain (Loss)

09/20/2008	CitiBank	Goldman Sachs,	$500,000	0.70%	Quarterly	$24
		6.60%,
		01/01/2012
09/20/2008	CitiBank	Lehman	500,000	1.00%	Quarterly	(1,719)
		Brothers,
		6.625%,
		01/18/2012
09/20/2008	JPMorgan	Merril Lynch,	500,000	0.80%	Quarterly	(1,908)
		5.00%,
		01/15/2015
09/20/2008	JPMorgan	Lehman	500,000	1.25%	Quarterly	(1,075)
		Brothers,
		6.625%,
		01/18/2012
12/20/2008	Goldman Sachs	Lehman	500,000	0.85%	Quarterly	(2,104)
		Brothers,
		6.625%,
		01/18/2012
12/20/2008	Lehman	Morgan Stanley,	500,000	1.15%	Quarterly	(532)
	Brothers	6.60%,
		04/01/2012
03/20/2009	Goldman Sachs	Morgan Stanley,	500,000	1.75%	Quarterly	2,003
		6.60%,
		04/01/2012
03/20/2009	Citigroup	AIG, 6.25%,	1,000,000	1.55%	Quarterly	5,358
		05/01/2036
03/20/2009	Lehman	AIG, 6.25%,	750,000	2.25%	Quarterly	9,247
	Brothers	05/01/2036
09/20/2010	Goldman Sachs	Duke Realty,	500,000	0.75%	Quarterly	(17,066)
		Ltd., 5.40%,
		08/15/2014
09/20/2012	Morgan Stanley	Duke Realty,	500,000	0.90%	Quarterly	(29,565)
		Ltd., 5.40%,
		08/15/2014
06/20/2012	Morgan Stanley	Dow Jones	1,000,000	0.35%	Quarterly	(23,132)
		CDX, North
		American
		Investment
		Grade Index
06/20/2013	Lehman	Centex Corp.,	40,000	5.12%	Quarterly	2,318
	Brothers	5.25%,
		06/15/2015
12/13/2049	Morgan Stanley	CMBX North	5,000,000	2.00%	Quarterly	(2,083,907)
		America BBB 3
		Index

NOTES TO FINANCIAL STATEMENTS continued

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Unrealized Gain (Loss)

12/13/2049	Morgan Stanley	CMBX North	$200,000	0.27%	Quarterly	$(31,363)
		America AA
		Index
12/13/2049	Lehman	CMBX North	2,000,000	1.47%	Quarterly	185,158
	Brothers	America AJ 3
		Index
12/13/2049	Goldman Sachs	CMBX North	600,000	0.27%	Quarterly	(67,997)
		America AA 3
		Index
12/13/2049	Lehman	CMBX North	800,000	1.47%	Quarterly	33,165
	Brothers	America AJ 3
		Index
02/17/2051	Lehman	CMBX North	300,000	1.65%	Quarterly	11,408
	Brothers	America AA 4
		Index
02/17/2051	Goldman Sachs	CMBX North	4,000,000	1.65%	Quarterly	(509,944)
		America AA 4
		Index
02/17/2051	Lehman	CMBX North	1,000,000	1.65%	Quarterly	(127,486)
	Brothers	America AA 4
		Index

At April 30, 2008, the Fund had the following total return swap contracts outstanding:

Expiration	Notional Amount	Counterparty	Swap Description	Unrealized Gain

06/01/2008	$2,000,000	Lehman Brothers	Agreement dated 03/01/2008 to receive the spread return on the Lehman Brothers CMBS AAA 8.5+yr Index plus 10 basis points multiplied by the notional amount and to pay the negative spread return.	$62,882
08/01/2008	11,000,000	Lehman Brothers	Agreement dated 02/01/2008 to receive the spread return on the Lehman Brothers CMBS AAA 8.5+yr Index multiplied by the notional amount and to pay the negative spread return.	344,965
09/01/2008	5,000,000	Lehman Brothers	Agreement dated 03/01/2008 to receive the spread return on the Lehman Brothers CMBS AAA 8.5+yr Index plus 100 basis points multiplied by the notional amount and to pay the negative spread return.	160,830
09/01/2008	2,000,000	Lehman Brothers	Agreement dated 03/01/2008 to receive the spread return on the Lehman Brothers CMBS AAA 8.5+yr Index plus 125 basis points multiplied by the notional amount and to pay the negative spread return.	64,735

NOTES TO FINANCIAL STATEMENTS continued

Expiration	Notional Amount	Counterparty	Swap Description	Unrealized Gain

10/01/2008	$5,000,000	Lehman Brothers	Agreement dated 10/01/2007 to receive the spread return on the Lehman Brothers CMBS AAA 8.5+yr Index minus 62 basis points multiplied by the notional amount and to pay the negative spread return.	$154,305
02/01/2009	9,000,000	Lehman Brothers	Agreement dated 02/01/2008 to receive the spread return on the Lehman Brothers CMBS AAA 8.5+yr Index minus 40 basis points multiplied by the notional amount and to pay the negative spread return.	279,344

On April 30, 2008, the aggregate cost of securities for federal income tax purposes was $285,225,448. The gross unrealized appreciation and depreciation on securities based on tax cost was $7,206,403 and $20,441,648, respectively, with a net unrealized depreciation of $13,235,245.

As of April 30, 2008, the Fund had $31,625,704 in capital loss carryovers for federal income tax purposes expiring as follows:

		Expiration

2009	2010	2013	2015	2016

$14,769,764	$4,586,980	$4,295,612	$3,669,132	$4,304,216

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2008, the Fund incurred and will elect to defer post-October losses of $10,904.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Restated Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/ Tax Differences

$13,231,487	$31,636,608	$(426,616)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash

NOTES TO FINANCIAL STATEMENTS continued

sales, premium amortization, forward contracts and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2008	2007

Ordinary Income	$10,049,340	$17,447,562
Return of Capital	3,978,008	247,586

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. During the year ended April 30, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be

NOTES TO FINANCIAL STATEMENTS continued

distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

NOTES TO FINANCIAL STATEMENTS continued

13. RESTATEMENT INFORMATION

In connection with an internal investigation by management, and separate investigations by the SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts (which were settled June 8, 2009, see Note 14), into the circumstances surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund in May and June 2008, management of the Fund determined that certain structured mortgage backed investments held by the Fund were valued inaccurately for the period from July 2, 2007 to December 31, 2008. Accordingly, the Fund has restated its financial statements and the Financial Highlights for the year ended April 30, 2008. EIMC has agreed as part of the settlement to make certain reimbursement payments to shareholders in the Fund impacted by the inaccurate prices during the period.

The principal effect of this restatement is to decrease the net assets of the Fund at April 30, 2008 and the Fund’s net asset values per share at April 30, 2008. The restatement also results in a decrease to the Fund’s total return for the year ended April 30, 2008.

The effects of the restatement by line item for the periods presented in these restated financial statements are as follows:

	Previously
	Reported	Restated

Class A Financial Highlights for the year ended April 30, 2008
Net realized and unrealized gains or losses on investments	$(0.79)	$(1.07)
Net asset value, end of period	$13.68	$13.40
Total return	(0.44)%	(2.38)%
Net assets, end of period (thousands)	$171,130	$167,732
Expenses excluding waivers/reimbursements and expense reductions	1.14%	1.15%
Class B Financial Highlights for the year ended April 30, 2008
Net realized and unrealized gains or losses on investments	$(0.80)	$(1.07)
Net asset value, end of period	$13.67	$13.40
Total return	(1.18)%	(3.18)%
Net assets, end of period (thousands)	$13,894	$13,618
Expenses excluding waivers/reimbursements and expense reductions	1.84%	1.85%
Class C Financial Highlights for the year ended April 30, 2008
Net realized and unrealized gains or losses on investments	$(0.78)	$(1.06)
Net asset value, end of period	$13.68	$13.40
Total return	(1.18)%	(3.11)%
Net assets, end of period (thousands)	$22,140	$21,699
Expenses excluding waivers/reimbursements and expense reductions	1.84%	1.85%
Class I Financial Highlights for the year ended April 30, 2008
Net realized and unrealized gains or losses on investments	$(0.77)	$(1.05)
Net asset value, end of period	$13.68	$13.40
Total return	(0.19)%	(2.13)%
Net assets, end of period (thousands)	$48,634	$47,668
Expenses excluding waivers/reimbursements and expense reductions	0.84%	0.85%
Schedule of Investments as of April 30, 2008
Acacia CDO, Ltd., Ser. 10A, Class C, FRN, 4.30%, 09/07/2046 144A	$868,810	$0
Nautilus RMBS CDO, Ltd., Ser. 2005-1A Class A3, FRN 4.23%, 07/07/2040 144A	$2,645,777	$1,215,674
Harborview NIM Corp., Ser. 2006-14, Class N2, 8.35%, 03/19/2038 144A	$908,889	$464,874
Harborview Mtge. Loan Trust, Ser. 2004-7, Class B4, 5.99%, 11/19/2034	$1,917,670	$621,034
Harborview Mtge. Loan Trust, Ser. 2005-8, Class 2B3, 6.43%, 02/19/2035	$1,118,653	$77,435
Total Investments	$277,070,985	$271,990,203
Net Assets	$255,798,584	$250,717,802

NOTES TO FINANCIAL STATEMENTS continued

	Previously
	Reported	Restated

Statement of Assets and Liabilities as of April 30, 2008
Investments in securities, at value	$260,244,838	$255,164,056
Total investments	$277,070,985	$271,990,203
Total assets	$287,776,128	$282,695,346
Net assets represented by
Net unrealized losses on investments	$(7,949,746)	$(13,030,528)
Total net assets	$255,798,584	$250,717,802
Net assets consists of
Class A	$171,130,258	$167,732,209
Class B	$13,894,369	$13,618,429
Class C	$22,139,631	$21,699,500
Class I	$48,634,326	$47,667,664
Net asset value per share
Class A	$13.68	$13.40
Class A offering price	$14.36	$14.07
Class B	$13.67	$13.40
Class C	$13.68	$13.40
Class I	$13.68	$13.40
Statement of Operations for the year ended April 30, 2008
Net change in unrealized gains or losses on investments	$(8,064,904)	$(13,145,686)
Net realized and unrealized gains or losses on investments	$(15,459,822)	$(20,540,604)
Net decrease in net assets resulting from operations	$(1,122,651)	$(6,203,433)
Statement of Changes in Net Assets for the year ended April 30, 2008
Net change in unrealized gains or losses on investments	$(8,064,904)	$(13,145,686)
Net decrease in net assets resulting from operations	$(1,122,651)	$(6,203,433)
Total decrease in net assets	$(40,380,195)	$(45,460,977)
Net assets end of period	$255,798,584	$250,717,802

14. SUBSEQUENT EVENT

On June 8, 2009, EIMC and EIS reached final settlements with the SEC and the Securities Division of the Secretary of the Commonwealth of Massachusetts primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Core Plus Bond Fund, formerly Evergreen Diversified Bond Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Core Plus Bond Fund as of April 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 13, the Evergreen Core Plus Bond Fund has restated its financial statements and financial highlights as of and for the year ended April 30, 2008.

Boston, Massachusetts

June 27, 2008, except for Notes 13 and 14 as to which the date is June 11, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid total distributions of $14,027,348 during the year ended April 30, 2008 of which 71.64% was from ordinary taxable and 28.36% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2009 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2008.

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $165,652,581 of net assets outstanding of which $91,806,172 (55.42%) of net assets were represented at the meeting.

Proposal 1a — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$83,568,661
Net assets voted “Against”	$3,019,103
Net assets voted “Abstain”	$5,218,408

Proposal 1b — To consider and act upon a new sub-advisory agreement with First International Advisors, LLC:

Net assets voted “For”	$82,790,188
Net assets voted “Against”	$3,590,032
Net assets voted “Abstain”	$5,425,835

Proposal 1c — To consider and act upon a new sub-advisory agreement with Tattersall Advisory Group, Inc.:

Net assets voted “For”	$82,268,266
Net assets voted “Against”	$3,523,920
Net assets voted “Abstain”	$6,013,917

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

566659 rv5 06/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the five series of the Registrant’s annual financial statements for the fiscal years ended April 30, 2008 and April 30, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007

Audit fees	$149,300	$136,900
Audit-related fees (1)	6,200	0
Tax fees (2)	8,182	360
Non-audit fees (3)	1,162,374	808,367
All other fees	0	0

(1)	Audit-related fees consists primarily of fees for merger activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”),

which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Registrant’s valuation controls and monitoring, and information and communication controls over valuations were strengthened subsequent to April 30, 2008 but prior to the filing date of this restated report to include the following.

In cases where a security is valued using models developed or applied internally by a portfolio manager, the portfolio manager’s supervisor reviews and approve the model before its use. Further, representatives of the Registrant’s advisor periodically perform sample tests of the operating effectiveness of these models and the values generated and provide the results to the adviser’s senior management

The Valuation Committee that is responsible for monitoring the valuation of the Registrant’s investments added to its membership the Chief Investment Officer of the Registrant’s advisor (the “CIO”). The CIO has extensive experience with and knowledge of fixed income investments. The CIO co-chairs the Valuation Committee.

The Valuation Committee receives additional comparison vendor reporting for cases where a change is made in the pricing vendor for a particular security at the request of the portfolio management team. The Valuation Committee considers the reasons for and the appropriateness of these changes.

Representatives of the Registrant’s advisor have increased the frequency with which they run tests that compare the fair value provided by a pricing vendor used for a particular investment with inputs from one or more other pricing vendors, when available. Results are shared with portfolio management to determine if price challenges or other measures may be appropriate.

Additional training and education was provided to individuals performing subsequent sales testing and additional levels of review and reporting were added for situations where the price at which a particular investment is sold deviates by more than a certain amount from the price at which the investment was valued prior to its sale.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Fixed Income Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: June 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: June 11, 2009

By:	/s/ Kasey Phillips

Kasey Phillips Principal Financial Officer

Date: June 11, 2009